Exhibit 10.3

独家业务合作及服务协议

EXCLUSIVE BUSINESS COOPERATION AND SERVICE AGREEMENT

本独家业务合作及服务协议（以下简称“本协议”）由以下各方于2020年11月26日在常州市签署：

This Exclusive Business Cooperation and Service Agreement (this "Agreement") is entered into as of November 26, 2020 in Changzhou by and between the following parties:

甲方：尔华医疗科技（常州）有限公司

Party A: Erhua Medical Technology（Changzhou）Co.,Ltd

地址： 江苏武进经济开发区祥云路33号

Address: No. 33 Xiangyun Road, Wujin Economic Development Zone,Jiangsu

乙方：常州中进医疗器材股份有限公司

Party B：Changzhou Zhongjin Medical Co., Ltd.

地址：常州市武进区菱香路33号

Address: No. 33 Lingxiang Road, Wujin District, Changzhou City

鉴于：

WHEREAS:

1. 甲方是一家在中国注册的外商独资企业，拥有提供与乙方经营业务有关的服务的必要资源；

Party A is a wholly foreign-owned enterprise established in China, and has the necessary resources to provide services in relation to the principal business;

2. 乙方是一家在中国注册的内资公司，经营过程中需要甲方为其提供与其经营业务有关的服务. 甲方与乙方于本合同签订日期签订了《股权处分及独家购买权合同》等一系列控制性协议（下称“控制协议”）

Party B is a company with purely domestic capital registered in China and needs Party A’s services in relation to the principal business during the course of its business. Party A and Party B have executed a Share Disposal and Exclusive Option to Purchase Agreement and a series of other control agreements (the “Control Agreements”) as the date hereof.

Exclusive Technical Consultation and Service Agreement

基于上述，甲乙双方通过友好协商，特同意如下条款，以兹共同遵守：

NOW THEREFORE, through friendly consultation, Party A and Party B hereby agree to enter into and perform this Agreement.

第一条 服务提供

SERVICES PROVIDED BY PARTY A

1. 按照本协议条款和条件，乙方在此委任甲方在本协议期间作为乙方的独家业务合作及服务提供者向乙方及其子公司提供全面的技术支持、业务支持、日常营运、人力资源、财务、投资等方面的管理及咨询服务，具体内容包括所有在乙方主营业务范围内由甲方不时决定必要的服务，包括但不限于以下内容：

Party B hereby appoints Party A as Party B's exclusive business cooperation and services provider to provide Party B and its subsidiaries with complete technical support, business support, business operations, human resources, finance, investment and related consulting services during the term of this Agreement, in accordance with the terms and conditions of this Agreement. Such services may include all necessary services within the scope of the Principal Business of Party B as may be determined from time to time by Party A, including but not limited to:

(1)  提供乙方及其子公司业务所需要的相关的技术咨询与技术服务，包括但不限于业务咨询、资产设备租赁、行业及市场咨询、产品研发等。

Party A shall be responsible for providing technical consultancy and technical services required by Party B and its subsidiaries for its business，including but not limited to technical services, business consultations, equipment or property leasing, industry and marketing consultancy, product research and development.

Exclusive Technical Consultation and Service Agreement

(2)  按照乙方的业务需求对相关软件、技术进行研究和开发，并授权乙方及其子公司对相关软件和技术的使用；

Party A shall conduct research and development of the relevant software and technology according to the business need of Party B and shall license Party B and its subsidiaries the right to use such software and technology;

(3) 对乙方及其子公司的资产及业务经营提供意见及建议；

Party A shall provide advice and suggestions in connection with the assets and business operations of Party B and its subsidiaries;

(4) 协助乙方及其控制的子公司制定公司管理模式和经营计划；

Party A shall be responsible for assisting Party B and its subsidiaries formulating management models and business plans;

(5) 为乙方及其子公司员工提供技术培训及支持；

Party A shall be responsible for providing technical training and technical support to the staff of Party B and its subsidiaries;

(6) 对乙方及其子公司资产及业务经营、重大合同商讨、签署及履行及公司收购兼并等提供意见及建议；

Party A shall be responsible for providing opinions and suggestions on the assets and business operations, major contract negotiation, signing and performance and company acquisitions and mergers to Party B and its subsidiaries.

Exclusive Technical Consultation and Service Agreement

(7) 提供乙方及其子公司业务所需要的其他相关的业务合作及服务。

Party A shall be responsible for providing any other business cooperation services required by Party B and its subsidiaries for its business.

2. 乙方应当为甲方完成前述工作提供适当的配合，包括但不限于负责提供相关数据、提供所需的技术要求、说明等。

Party B shall provide appropriate collaboration to Party A for it to complete the above assignments, including but not limited to providing the relevant data and necessary technical requirements and description.

3. 本协议有效期限为二十年。双方同意，在本协议期满前，甲方有权以书面通知的方式延长本协议的期限。

The term of this Agreement shall be twenty (20) years. The Parties agree that upon the expiration of the term of this Agreement, Party A shall be entitled to extend the validity of this Agreement by giving written notice to Party B.

4. 甲方是向乙方提供本协议项下服务的独家提供者；除非甲方事先书面同意，乙方不得并且应促使其子公司不得接受任何第三方提供的与甲方服务相同或相类似的其他服务。双方同意，甲方可以指定其他方为乙方提供本协议约定的服务和/或支持。

Party A shall be the exclusive provider of the services hereunder for Party B. In no circumstance shall Party B accept and urge its subsidiaries accept any services from any third party which are same as or similar to the services provided by Party A hereunder without the prior written consent of Party A. The Parties agree that Party A may appoint other parties, to provide Party B with the consultations and/or services under this Agreement.

5. 甲方提供的服务受限于其经核准的经营范围，如乙方要求甲方提供的服务超出其经营核准的经营范围，甲方将在法律允许的最大限度内申请扩大其经营范围，并在扩大其经营范围后提供相关服务

The services provided by Party A shall be subject to its approved business scope. If Party B requires Party A to provide services beyond its approved business scope, to the fullest extent permitted by laws, Party A will apply for expansion of its business scope and provide the relevant services after such expansion.

Exclusive Technical Consultation and Service Agreement

6. 除非双方另行书面约定，甲方对履行本协议而产生的任何知识产权包括但不限于著作权、专利权、技术秘密、商业机密及其他，无论是由甲方还是由乙方开发的，均享有独占的和排他的权利和利益。乙方须签署所有适当的文件，采取所有适当的行动，递交所有的文件和/或申请，提供所有适当的协助，以及做出所有其他依据甲方的自行决定认为是必要的行为，以将任何对该等知识产权的所有权、权利和权益赋予甲方，和/或完善对甲方此等知识产权权利的保护。双方同意，不论本协议是否变更、解除或终止，本条款将持续有效。

Unless the Parties agree otherwise in writing, Party A shall be the sole and exclusive owner of all rights and interest to any and all intellectual property rights arising from the performance of this Agreement, including without limitation any copyrights, patents, know-how, trade secrets and otherwise, irrespective of whether developed by Party A or Party B. Party B shall execute all appropriate documents, take all appropriate actions, submit all filings and/or applications, render all appropriate assistance and otherwise conduct whatever is necessary as deemed by Party A in its sole discretion for the purposes of vesting any ownership, right or interest of any such intellectual property rights in Party A, and/or perfecting the protections for any such intellectual property rights in Party A. The Parties agree that this Section shall survive any changes to, or rescission or termination of, this Agreement.

7. 乙方特此向甲方授予一项不可撤销的排他性的购买权，根据该购买权，甲方可在中国法律法规允许的范围内，由甲方自行选择，向乙方购买任何部分或全部资产和业务，作价为中国法律允许的最低价格。届时双方将另行签订资产或业务转让合同，对该资产转让的条款和条件进行约定。

Party B hereby grants to Party A an irrevocable and exclusive option to purchase from Party B, at Party A’s sole discretion, any or all of the assets and business of Party B, to the extent permitted under PRC law, at the lowest purchase price permitted by PRC law. The Parties shall then enter into a separate assets or business transfer agreement, specifying the terms and conditions of the transfer of the assets.

Exclusive Technical Consultation and Service Agreement

第二条 服务费

SERVICE FEES

甲乙双方同意，作为本协议第一条第 1 款项下甲方向乙方提供的服务的对价，乙方应向甲方支付服务费，服务费的数额及支付方式详见本协议附件。该附件可根据双方商议并根据实施情况进行修改。

The Parties agree that in consideration of the services provided by Party A to Party B under Sub-section 1 above, Party B shall pay a service fee to Party A which shall be determined according to the provisions of Appendix of this Agreement. That Appendix may be amended according to the agreement of the Parties and the situation of the implementation thereof.

第三条 保密条款

CONFIDENTIALITY

1. 为本协议之目的，秘密信息一词包括但不限于下列信息：本协议一方提供给另一方的技术的开发、设计、研究、生产、制造、维修有关的技术信息、资料、方案、图纸、数据、参数、标准、软件、电脑程序、网络设计资料；双方为本协议目的而签署的任何合同、协议、备忘录、附件、草案或记录（包括本协议）；以及本协议一方为本协议之目的而给予对方的在提供时说明应予保密的任何信息。一旦本协议终止，乙方应将载有保密信息的任何文件、资料或软件，按甲方要求归还甲方， 或予以自行销毁，并从任何有关记忆装置中删除任何保密信息，并且不继续使用这些保密信息。

For the purpose of this Agreement, Confidential Information includes, but not limited to, the technical information, materials, program, drawing, data, parameter, standard, software, computer program, web design in connection with the development, design, research, produce and maintenance of technology disclosed by one Party to the other Party; any contracts, agreement, memo, annexes, draft or record (including this Agreement) entered into by the Parties for the purpose of this Agreement; and any information designated to be proprietary or confidential when it is disclosed by one Party to the other Party. Upon termination or expiration of this Agreement, Party B shall, return all and any documents, materials or software contained any of such Confidential Information to Party A or destroy it, delete all of such Confidential Information from memory devices, and cease to use them.

Exclusive Technical Consultation and Service Agreement

2. 除非事先得到本协议另一方的书面同意，一方不得将秘密信息以任何方式泄露给任何第三方。

Neither Party shall disclose any Confidential Information to any third party in any way without the other Party’s prior written consent.

3. 协议双方仅可向必须知晓该信息的职员、代理人或顾问披露保密信息， 该职员、代理人应至少按照本协议第3条相同的限制程度接受保密义务的约束。

The Parties may disclose Confidential Information solely to its employees, agents or consultant who must know such information, subject to such employees, agents or consultant being bound by confidentiality obligations at least as restrictive as this Section 3.

4. 尽管有上述规定，保密信息不应包括以下信息：

Notwithstanding the foregoing, Confidential Information shall not be deemed to include the following information:

（1）公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；

is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure);

Exclusive Technical Consultation and Service Agreement

（2）根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；在此等情况下， 接受保密信息的一方应及时通知另一方，并应采取合理及合法的措施减少披露的范围。

is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities, in which case the receiving Party will promptly notify the disclosing Party, and will take reasonable and lawful steps to minimize the extent of the disclosure.

5. 协议一方违反本条款的规定，应当赔偿对方的损失。

Any Party breaching confidentiality obligations under this Section shall indemnity all losses of the other Party.

第四条 违约责任

DEFAULT LIABILITY

1. 双方同意并确认，如任何一方(以下称“违约方”)违反本协议项下所作的任何一项约定，或未履行本协议项下的任何一项义务，即构成本协议项下的违约(以下称“违约”)，守约方有权要求违约方在合理期限内补正或采取补救措施。如违约方在合理期限内或在守约方书面通知违约方并提出补正要求后 30 天内仍未补正或采取补救措施的，则守约方有权自行决定（1）终止本协议，并要求违约方给予全部的损害赔偿；或者（2）要求强制履行违约方在本协议项下的义务，并要求违约方给予守约方因此而遭受的全部损害赔偿。

Parties agree and confirm that, if either Party (the “Defaulting Party”) is in breach of any provisions herein or fails to perform its obligations hereunder, such breach or failure shall constitute a default under this Agreement (the “Default”), which shall entitle the non-defaulting Party to request the Defaulting Party to rectify or remedy such Default with a reasonable period of time. If the Defaulting Party fails to rectify or remedy such Default within the reasonable period of time or within 30 days of non-defaulting Party’s written notice requesting for such rectification or remedy, then the non-defaulting Party shall be entitled to elect any one of the following remedial actions: (a) to terminate this Agreement and request the Defaulting Party to fully compensate its losses and damages; (b) to request the specific performance by the Defaulting Party of its obligations hereunder and request the Defaulting Party to fully compensate non-defaulting Party’s losses and damages.

Exclusive Technical Consultation and Service Agreement

2. 本协议当事人对违约方违约行为的弃权仅以书面形式作出方为有效。当事人未行使或迟延行使其在本协议项下的任何权利或救济不构成该当事人的弃权；部分行使权利或救济亦不应阻碍其行使其他权利或救济。

No waiver of rights in respect of any default hereunder shall be valid unless it was made in writing. Any failure to exercise or delay in exercising any rights or remedy by any Party under this Agreement shall not be deemed as a waiver of such Party. Any partial exercise of any right or remedy shall not affect the exercise of any other rights and remedies.

3. 乙方应补偿甲方因提供服务而蒙受或可能蒙受的一切损失并使其不受损害，包括但不限于因任何第三方向其提出诉讼、追讨、仲裁、索赔或政府机关的行政调查、处罚而引起的任何损失。但如由于甲方故意或严重过失而引起的损失，则该等损失不在补偿之列。

Party B shall fully compensate Party A for its losses that are caused by or may be caused by Party A’s act of supplying service，including but not limited to any losses caused by legal suits, recovery, arbitration, claims and administrative investigation and penalties，with the exceptions of the losses caused by Party A’s intentional misconduct or gross negligence.

4. 若甲方为违约方，守约方有权要求甲方给予损害赔偿，但除非法律另有规定，否则其在任何情况均无任何权利终止或解除本协议。

If the defaulting Party is Party A, then the non-defaulting Party has the right to request the defaulting Party to fully compensate its losses and damages, but in no circumstance shall the Party B early terminate this Agreement unless the applicable law provides otherwise.

Exclusive Technical Consultation and Service Agreement

5. 本条规定的效力不受本协议终止或解除的影响。

The validity of this Section shall not be affect by the termination or rescission of this Agreement.

第五条 不可抗力

FORCE MAJEURE

1. 本协议项下不可抗力系指：地震、战争等无法预见、无法控制和无法避免的情况。

In this Agreement, “Force Majeure” will mean war, earthquake and other events which are unforeseen, inevitable and beyond the control of the Party.

2. 本协议当事人因受不可抗力的影响而不能继续履行本协议，应免于承担相应的责任，但应在不可抗力的影响消除后继续履行。

If the Force Majeure causes any one party to the Agreement the impossibility to further perform this Agreement, the Parties agree that the suffering party will waive any liability to the other party for any loss that result from any such Force Majeure, provided that the suffering party shall continue to perform this Agreement after the Force Majeure.

第六条 协议变更与终止

AMENDMENT AND TERMINATION

1. 任何有关本协议的变更需经双方书面签署。否则，任何有关本协议的变更不得约束协议双方。

Any amendment of this Agreement shall come into force only after a written agreement is signed by both Parties. Otherwise any amendment to this Agreement shall not be binding on the Parties.

2. 本协议一方在协议约定的期限内没有履行协议，在另一方给予的不超过三十日的宽限期限内仍没有纠正或补救的，则协议另一方有权通知违约方解除协议，并要求其赔偿所有损失。解除通知自发出之日起生效。

If any Party fails to perform this Agreement within the period of time stipulated in this Agreement and refuses to rectify or remedy such default within 30 days of the other Party’s written notice, then the other Party shall be entitled to terminate this Agreement upon notice and request such Party to fully compensate its losses and damages. The termination notice shall come into force upon the notice is sent.

Exclusive Technical Consultation and Service Agreement

3. 在本协议期限内，若甲乙任何一方进入清算程序（无论是否自愿），或被政府主管部门禁止营业，协议另一方有权在给于通知后要求解除本协议。解除通知自发出之日起生效。

During the term of this Agreement, if any Party enters into liquidation process (either voluntary or compulsory),or is prohibited to conduct business by the governmental authority, the other Party shall be entitled to terminate this Agreement after giving notice. The termination notice shall come into force upon the notice is sent.

4. 协议的变更及解除不影响当事人要求损害赔偿的权利。因变更或解除协议造成协议一方遭受损失的，除依法可以免除责任的以外，应由责任方负责赔偿。

The amendment and termination of this Agreement shall not affect the exercise of any other remedies under this Agreement. Except when it may be exempted from liability according to law, the Party that is held responsible shall compensate the other Party for all losses and damages thus caused by such amendment or termination.

第七条  协议的转让

ASSIGNMENT

1. 乙方不得将其在本协议项下的权利与义务转让给第三方，除非事先征得甲方的书面同意。

Without Party A's prior written consent, Party B shall not assign its rights and obligations under this Agreement to any third party.

2. 乙方在此同意，甲方可以在其需要时向其他第三方转让其在本协议项下的权利和义务，并在该等转让发生时甲方仅需向乙方发出书面通知， 并且无需再就该等转让征得乙方的同意。

Party B agrees that Party A may assign its obligations and rights under this Agreement to any third party upon a prior written notice to Party B but without the consent of Party B.

Exclusive Technical Consultation and Service Agreement

第八条 协议的分割性

SEVERABILITY

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。双方应通过诚意磋商， 争取以法律许可以及双方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any aspect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

第九条 法律适用和争议解决

GOVERNING LAW AND DISPUTE RESOLUTION

1. 本协议的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。

The execution, effectiveness, interpretation, performance, amendment, termination and dispute resolution shall be governed by the law of the People’s Republic of China.

Exclusive Technical Consultation and Service Agreement

2. 因解释和履行本协议而发生的任何争议，本协议双方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后 30 天之内争议仍然得不到解决，则任何一方均可将有关争议提交给上海国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在上海进行，使用之语言为中文。仲裁裁决是终局性的，对各方均有约束力。在适当情况下，仲裁庭或仲裁员可根据争议解决条款和/或适用的中国法律，就中国经营实体股权或资产作出补救措施裁定，包括限制业务开展、限制或禁止转让或出售股权或资产或提出对中国经营实体进行清盘。此外，在组成仲裁庭期间，各方有权向位于（i）开曼群岛（即上市母公司注册成立地点）；（ii）有关中国经营实体注册成立地点（包括中国常州市）；及（iii）上市母公司或有关中国经营实体主要资产所在地具有管辖权的法院申请就相关中国经营实体的股权或资产授出临时性救济措施。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party's request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the Shanghai International Economic And Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Shanghai, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties. The arbitrators shall be entitled to award remedies over the shares or assets of Party C, injunctive relief or order the winding up of Party C. In appropriate cases, pursuant to the dispute resolution provisions and /or PRC laws in force at that time, the arbitral tribunal or arbitrator may award remedies over the equity interests or assents of the PRC Operating Entities , including restrictions over the conduct of business, restrictions or prohibitions over transfer or disposal of the equity interests or assets or order the winding up of the PRC Operating Entities. In addition during the progress of arbitral tribunal setup, the parties shall have the right to apply to the courts of （i）the Cayman Islands(being the place of listed company ); （ii）the place of incorporation of the relevant PRC Operating Entities(i.e. Changzhou, PRC); （iii）the place(s) where the listed company or the relevant PRC Operating Entity’s principal assets are located, which having jurisdiction, for interim remedies over the equity interests or assets of the relevant PRC Operating Entities.

Exclusive Technical Consultation and Service Agreement

第十条 附则

MISCELLANEOUS

1. 本协议自双方签署盖章并于控制协议均签署完成之日起生效。

This Agreement shall become effective upon and from the date on which it is signed by the authorized representative and seal of each Party and when the Control Agreements have been executed.

2. 本协议未尽事宜由各方协商签订补充协议，补充协议是本协议的组成部分，具有与本协议同等的法律效力。

In the event that there is any insufficient provision under the Agreement, the Parties may sign supplemental agreement. The supplementary agreements shall be an integral part of this Agreement and shall have the same legal validity as this Agreement.

3. 本协议保密条款、争议解决条款、违约责任条款在本协议解除或终止之后仍然有效。

The clauses in connection with confidentiality obligations, disputes resolution and default responsibilities shall survive rescission or termination of this Agreement.

4. 本协议中任何条款之无效将不影响本协议中其他条款之有效性。

In the event that one or several of the provisions of this Agreement are found to be invalid, the validity of the remaining provisions of this Agreement shall not be affected.

Exclusive Technical Consultation and Service Agreement

5. 自本协议生效后，如果中国任何政府机构对中国任何法律、法规、法令或规定的条款作出修改，包括对现行法律、法规、法令或规定作出修正、补充或废止，或对现行法律、法规、法令或规定引用不同的解释或不同的实施办法(各称为“修改”)，或颁布新的法律、法规、法令或规定(各称为“新规定”)，或任何政府机构提出对本协议的履行可能造成影响的要求或意见时，应适用如下：

After this Agreement becomes effective, if any PRC governmental authority makes any change to any PRC laws, regulations, orders or rules, including making amendment, supplements or abolishment to any existing laws, regulations, orders or rules or employing additional interpretations, implementation (each a “Change”) or issuing new laws, regulations, orders or rules (each a “New Rule”), or if any governmental authority raises any requirement or comments that may affect the enforcement of this Agreement, parties shall:

（1）如果修改或新规定比截止本协议生效之日有效的有关法律、法规、法令或规定对甲方更为有利，则双方应及时向有关机构(如需要)申请获取这些修改或新规定的利益。双方应尽其最大努力促使该申请获得批准。

If the Change or the New Rule is more favorable to Party A than the laws, regulations, orders or rules effective as of the date of this Agreement, Parties shall timely apply to relevant government authority for such benefits (if needed). Parties shall use their best effort to procure the approval of the application.

（2）如果由于修改或新规定，甲方在本协议项下的利益直接或间接地受到严重和不利的影响，经甲方通知乙方后，双方应基于诚实信用原则及时协商，对本协议的条款或履行方式作出一切必要的修改和调整，以尽最大可能实现双方在本协议项下的原有商业意图并维护甲方在本协议中的利益。

If any of Party A’s interest under this Agreement is materially and adversely affected by the Change or the New Rule, upon notice by Party A to Party B, Parties shall consult with each other based on good faith and make any necessary amendment and adjustment so as to realize the business intents as contemplated by this Agreement and maintain the interest of Party A to the extent possible.

Exclusive Technical Consultation and Service Agreement

（3）如果由于任何政府机构提出的要求可能对本协议根据本协议的条款和条件予以履行产生实质不利影响，乙方应尽最大合理努力与相关政府机关予以沟通，以争取本协议能以其原本的条款条件予以履行，甲方应就该等沟通予以必要的协助。如果无法通过沟通，双方应基于诚实信用原则及时协商，对本协议的条款或履行方式作出一切必要的修改和合理的调整，以尽最大可能实现双方在本协议项下的原有商业意图并维护甲方在本协议中的利益。

If the requirement by any government authority will have material adverse impact on the performance of this Agreement according to the terms and conditions contained herein, Party B shall use its best effort to communicate with relevant government authority to effect the performance of this Agreement according to its original terms and conditions and Party A shall provide necessary assistant to such communication. If the issues cannot be settled through communication, Parties shall consult with each other based on good faith and make any necessary amendment and adjustment so as to realize the business intents as contemplated by this Agreement and maintain the interest of Party A to the extent possible.

6. 本协议采用中文、英文两种文本，中文文本与英文文本具有同等法律效力，中文文本与英文文本不一致的，以中文文本为准。本协议正本一式七份，双方各持一份，其余由乙方留存，各份具有相同之效力。

This Agreement shall be signed in Chinese and English languages. Both English and Chinese versions shall bear the same legal effect. In the event of any inconsistency between the Chinese and English language, the Chinese version of this Agreement shall prevail. This Agreement shall have seven counterparts, with each party holding one original, and the rest shall be kept by Party B. All counterparts shall be given the same legal effect.

[以下为签字页]

[THE SIGNATURE PAGE]

Exclusive Technical Consultation and Service Agreement

兹此为证，双方有权代表与本协议文首所示日期签署本协议：

IN WITNESS THEREOF the Parties hereto have caused this Agreement to be duly executed on their behalf by a duly authorized representative as of the date first set above.

SIGNED by:
签署人:

for and on behalf of
代表
ERHUA MEDICAL TECHNOLOGY（CHANGZHOU）CO.,LTD
尔华医疗科技（常州）有限公司
Authorized Signatory

获授权签署人： _____________________

COMPANY CHOP:
公章：

Exclusive Technical Consultation and Service Agreement

兹此为证，双方有权代表与本协议文首所示日期签署本协议：

IN WITNESS THEREOF the Parties hereto have caused this Agreement to be duly executed on their behalf by a duly authorized representative as of the date first set above.

SIGNED by:
签署人:

for and on behalf of
代表
CHANGZHOU ZHONGJIN MEDICAL CO.,LTD 常州中进医疗器材股份有限公司
Authorized Signatory

获授权签署人： _____________________

COMPANY CHOP:
公章：

Exclusive Technical Consultation and Service Agreement

附件 关于技术服务费支付标准、方式的约定

Appendix Provisions On The Payment Method And Rate Of Service Fees

1. 甲、乙双方同意，作为本协议第1条第1款项下甲方向乙方提供的服务的对价，乙方应按照下述规定向甲方支付服务费：

Party A and Party B agree that in consideration of the services provided by Party A to Party B pursuant to Article 1 of this Agreement, Party B shall pay the Service Fees to Party A according to the following provisions:

(1) 乙方应在符合中国法律法规规定的前提下，将按照美国财务报告准则审核的扣除相关成本、合理费用后的所得税前利润作为甲方向其提供本协议所约定服务的服务费用支付给甲方。

Subject to the provisions of the laws and regulations of PRC, Party B shall pay Party A the fee for Party A's provision of services hereunder with the pretax income after deducting relevant costs and reasonable expenses in accordance with United States Financial Reporting Standards.

(2) 所有因付款发生的银行收费应由乙方负担。所有付款均应以汇款或双方认可的其他方式划入甲方指定的银行账户。双方同意，甲方也可不时向乙方送达通知更改该等付款指示。

All the bank charges for the payment shall be borne by Party B. All payments shall be made by remittance or other means acknowledged by the Parties into the bank account designated by Party A. The Parties agree that Party A may also change such payment instructions from time to time by a notice to Party B.

(3) 对于乙方委托甲方，且甲方接受委托提供的其他服务，由双方另行协商收费标准。

For Party B entrusted by Party A and other services provided by Party A under entrustment, the fees shall be otherwise negotiated by the Parties.

Exclusive Technical Consultation and Service Agreement

2. 支付方式

(1) 甲方应于收到乙方提供的上一会计年度的审计报告之日起10日内按照上述服务费用计算标准向乙方发出付款通知。

Party A shall issue a payment notice to Party B based on the above-mentioned calculation standards of service fees within 10 days from the date upon receipt of the audit report provided by Party B for the previous financial year.

(2) 原则上，乙方应在收到付款通知之日起10日内向甲方指定账户支付上一年度服务费用。

In principle, Party B shall pay the service fees for the previous year to the account designated by Party A within 10 days after the receipt of the payment notice.

(3) 如果甲方认为本附件第1条约定的费用数额不能适应客观情况变化而需要做出调整，乙方应在甲方提出调整费用的书面要求之日后七个工作日内积极并诚信地与甲方进行协商，以确定新的收费标准或机制。

If Party A thinks that the fee scale stipulated in paragraph 1 above does not fit in with the change to the objective circumstances and shall be adjusted, Party B shall, within seven (7) working days from the date on which Party A put forward its written request for the fee adjustment, actively and faithfully enter into consultation with Party A so as to formulate a new fee rate or fee mechanism.

3. 双方同意，上述服务费的支付原则上不应使任何一方当年经营发生困难，为上述目的，且在实现上述原则的限度内，甲方可以同意乙方迟延支付服务费，或调整本附件第1条下甲方应向乙方支付的服务费的具体金额。

The Parties agree that, the payment of the above service fees shall not, in principle, cause any difficulty to the operation of either Party in the relevant year. For the above purpose and to the extent necessary to realize the aforesaid principle, Party A may agree the delay by Party B in paying the service fees or the adjustment of the actual amount of the service fees payable by Party B under paragraph 1 of this Appendix.

Exclusive Technical Consultation and Service Agreement